================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 3, 2000




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


              DELAWARE                                  1-4300                               41-0747868
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
            of Incorporation)                         File Number)                      Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

================================================================================

ITEM 5.  OTHER EVENTS

On February 3, 2000, Apache Corporation announced earnings for the fourth quarter and year 1999. Apache issued a press release, dated February 3, 2000, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.


EXHIBIT NO.              DESCRIPTION

99.1* Press Release, dated February 3, 2000, "Apache Reports Record Earnings of $1.73 per Share in 1999".


----------

*  filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              APACHE CORPORATION


Date:  February 16, 2000                       /s/  Z. S. Kobiashvili
                                              ----------------------------------
                                              Z. S. Kobiashvili
                                              Vice President and General Counsel

                                INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION
-----------              ------------
99.1*                    Press Release, dated February 3, 2000, "Apache Reports
                         Record Earnings of $1.73 per Share in 1999".


----------

*  filed herewith